December 27, 2007

Tandem Energy Corporation
200 N. Loraine, Suite 500
Midland, Texas 79701
Attention: Tim G. Culp

Purchase and Sale Agreement – Lothian Webb Properties; Amendments

Gentlemen:

This letter ("Agreement") supplements and amends that certain Purchase and Sale Agreement, dated December 18, 2007 ("Purchase Agreement"), which you and the undersigned have executed providing for the purchase by Tandem Energy Corporation ("Buyer") of certain interests in oil and gas properties owned by Lothian Oil, Inc. ("Seller") located in Chaves, Eddy and Lea Counties, New Mexico. Capitalized terms used but not otherwise defined herein shall have the same meanings assigned to such terms in the Purchase Agreement.

The purpose of this Agreement is to evidence the further agreement of the parties with respect to certain pre-Closing tasks and the documentation of certain other matters as provided herein. Notwithstanding any provision in the Purchase Agreement to the contrary, Seller and Buyer hereby agree as follows:

1. Satisfaction of Conditions to Closing and Document Delivery

(a) Section 2.2 (Allocation of Purchase Price) – Seller and Buyer have agreed to the allocation of the Purchase Price among each of the Properties as set forth on Exhibit A hereto, which shall be deemed to be incorporated into Exhibit A to the Purchase Agreement. All time periods prescribed in Section 2.2 of the Purchase Agreement are deemed to have been satisfied or waived in their entirety. Buyer agrees to remain obligated to prepare Internal Revenue Service Form 8594 (Asset Acquisition Statement Under Section 1060) in accordance with the Purchase Agreement.

(b) Section 7.2.2 (Site Personnel) – Seller and Buyer agree that Schedule 7.2.2 to the Purchase Agreement shall be amended in its entirety to provide only the following Site Personnel: Rusty Adams, Casey Davidson and Randy Tucker. Buyer will evaluate whether it desires to employ or engage any of the Site Personnel, and on or prior to January 15, 2008 will so notify Seller in writing of its intentions with respect to such employment or engagement. All time periods prescribed in Section 7.2.2 of the Purchase Agreement are deemed to have been satisfied or waived in their entirety. In the

event that Buyer desires to employ or engage any Site Personnel, all Transferred Personnel shall commence their engagement or employment with Buyer effective as of February 1, 2008.

(c) Section 10.6. (Bankruptcy Conditions) – Seller and Buyer have agreed on the form and substance of the Sales Procedure Order and the Sale Order that have been entered in the Bankruptcy Court, and same are acceptable and satisfactory to Seller and Buyer. Further, Buyer has agreed to waive the requirement of the Sales Procedure Order and the Sale Order becoming Final Orders, and has agreed to close the transactions contemplated under the Purchase Agreement on the date hereof.

(d) Section 12 (Suspense Funds Held by Seller) – Seller has confirmed to Buyer that there are no applicable Buyer's Suspense Accounts. All time periods prescribed in Section 12 of the Purchase Agreement are deemed to have been satisfied or waived in their entirety.

(e) Section 13.1 (The Closing) – In furtherance of the provisions set forth in Section 1(c) above, Seller and Buyer have agreed that the Closing shall take place on the date hereof.

(f) Section 13.2.2 (Preliminary Amount) – Seller has calculated the Preliminary Amount to be that amount set forth on Exhibit B hereto, which amount is acceptable to Seller and Buyer. Seller and Buyer further agree that (i) the price per barrel for "Oil in Tanks" designated as $85.70 on Exhibit B hereto shall not be subject to adjustment pursuant to the Final Settlement Statement, although Seller and Buyer will have the right in the Final Settlement Statement to confirm the actual number of barrels of Oil in Tanks pursuant to the Purchase Agreement, and (ii) the percentage of barrels of "Oil in Tanks" designated as "BS&W" (basic sediments and water) on Exhibit B hereto in the amount of one percent (1%) of the total barrels shall remain consistent on a percentage basis with respect to the determination of the actual number of barrels of Oil in Tanks for the Final Settlement Statement.

2. Release of DIP Liens. In order to proceed with the Closing on the date hereof, Seller agrees that it will cause the following liens held by B440 LP affecting the Properties to be released in full on or prior to January 31, 2008:

(a) Deed of Trust, Mortgage, Assignment of Production, Security Agreement and Financing Statement, dated effective as of April 28, 2005, from Lothian Oil Inc., Lothian Oil (USA) Inc., and Lothian Oil Texas I, Inc. (as Mortgagor) to Daniel G. Steele, Trustee, for the benefit of Sterling Bank, recorded in the real property records of Chaves, Eddy and Lea Counties, New Mexico;

(b) Ratification of and Amendment to Deed of Trust, Mortgage, Assignment of Production, Security Agreement and Financing Statement, dated June 16, 2006 and effective as of March 31, 2006, among Lothian Oil, Inc., Lothian Oil (USA) Inc., Lothian

Oil Texas I, Inc. (as Mortgagor) and Daniel G. Steele, Trustee, for the benefit of Sterling Bank, recorded in the real property records of Chaves, Eddy and Lea Counties, New Mexico; and

(c) Any and all Uniform Commercial Code filings with respect thereto.

3. **Transition Services**. Effective as of the date of this Agreement, Seller and Buyer will execute and deliver that certain Transitional Services Agreement by which Seller agrees to undertake certain transitional services on behalf of Buyer during the period between the date hereof and to and including January 31, 2008.

4. **Miscellaneous.** The Purchase Agreement shall be deemed to be amended to the extent necessary to give effect to the foregoing provisions of this Agreement. Except as supplemented and amended by the terms of this Agreement, all other provisions of the Purchase Agreement shall remain unchanged and in full force and effect.

Remainder of page intentionally left blank;
Signature page follows

The parties to the Purchase Agreement hereby confirm the understandings and the undertakings set forth in this Agreement by signing and accepting this Agreement in the spaces provided below. This Agreement shall be effective for all purposes as of the date hereof.

LOTHIAN OIL, INC.
Debtor in possession

By: /s/James R. Latimer, III
James R. Latimer, III,
Chief Restructuring Officer

Acknowledged and Agreed:

TANDEM ENERGY CORPORATION

By: /s/Tim G. Culp
Name: Tim G. Culp
Title: President

EXHIBIT A
ALLOCATION OF PURCHASE PRICE

Property Name	Allocated Value ($)
WR Means #2 & 3	0
Federal 21 No. 1	38,029
Federal 28 Nos. 1 & 3	23,495
South Lucky Lake Queen Unit	575,786
James Federal	42,171
Heard "A" & "B" Federal	34,339
Tenneco Federal #1	3,539
Featherstone Federal #1	88,861
Arco Federal #1 & #2	475,818
B.D. State #1	119,284
Mobil State #1	0
Nmoco State #1	0
Hudson State #1 & #2	114,690
Vola Federal #1, #2 & #3	6,250
Humble State	5,497
Aurora State	0
Barton "A" Federal	0
Brainard Federal No. 12	0
Brainard Federal	0
C State Nos @ & 4	11,070
Camille State	0
Cost A Plenty	0
Drewery	187,097
English	9,790
Gulf Floss State	0
Gulf State	0
Hanson Federal	30,198
Lusk 22 Federal Nos 1 & 2	277,275
McKea-Wilson Federal	25,905
Ohio-Jones Federal	137,433
Parke Federal	34,113
Perry Leonard	7,079
Ronadero Federal 1-4	122,372
Ronadero 9 USA	75,230
Southern Union (Hackberry)	0
Sun Federal	22,366
Tennessee	6,326
Old Loco Unit	379,540
Square Lake 12 Unit	497,581
Turkey Track Unit Sec 3	434,061
Bolling State	0
El Cheapo State	49,024
Elk State #1 and #2	0

Elliott 1	0
Elliott 2 & 3	1,431
East Red Lake Unit	77,678
Lowe State	0
Magnolia State	19,504
Read State	0
Root Federal	0
Southland State	34,641
State D #1	4,292
Welch State #1	0
Welch State #2	0
Welch State #3	0
Welch State #4	84,192
Wilson State	8,434
Wright Federal	18,149
Aztec Federal	138,449
Bedingfield Federal	30,875
Creek Federal	108,365
ETZ Federal	3,464
Federal	1,205
Federal BN	17,923
Federal D	10,769
Fina State	71,841
Hondo Federal	31,628
Humble "8" State Lease	0
Nunlee Federal	75,155
Nunlee Federal Tract 1	0
Sivley Federal	0
Corbin A Fed	2,786
Federal 19-1	40,816
Big Circle Federal	0
Bondurant Fed Nos. 1 & 2	27,261
Cactus St.	60,772
Jamaica State	72,444
Miller Federal	130,053
Minerals State	419,151
Pure State	84,041
Signal Ross Federal	54,145
State 175	0
Texaco Federal	0
Unocal State	205,434
Yates "A"	461,830
Lusk Seven Rivers Unit	69,053
TOTAL	**6,200,000**

EXHIBIT B
to
Letter Agreement

CALCULATION OF PRELIMINARY AMOUNT

(See Attachment)

EXHIBIT B
PRELIMINARY AMOUNT

Tandem Energy
Webb Properties
December 27, 2007

		Cash
Proceeds		
Cash		$ 6,200,000.00
Total Proceeds		**$ 6,200,000.00**
Additions -		
Oil in Tanks per Section 3.1.3		677,526.50
Lease Operating Expenses per Section 3.1.1 and Section 3.1.2 (including prepaids)		52,563.88
Joint Interest Billings Receivable @ 10.31.07 per Section 3.1.4		115,061.11
Other		-
Total Additions		**845,151.49**
Reductions -		
Severance Taxes on Oil in Tanks per Section 3.2.2	8%	(54,202.12)
Plugging and Abandonment Retirement Obligation per Section 3.2.4		(100,000.00)
Proceeds Received by Seller for Production Section 3.2.1		-
Total Reductions		**(154,202.12)**
Adjusted Purchase Price		$ 6,890,949.37
Earnest Money Deposit #1		(129,000.00)
Earnest Money Deposit #2		(491,000.00)
Cash Due at Closing		**$ 6,270,949.37**

Tandem Energy
Webb Properties
Oil in Tanks
November 30, 2007

	Volume	Price	Gross Value	8.00% NM Severance Taxes	Net Value
Oil in Tanks (NRI)	7,885.65				
Flowlines, etc.	100.00 *				
	7,985.65				
Less: BS&W adjustment 1%	79.86				
Net Barrels	7,905.79	$ 85.70 **	$ 677,526.50	$ 54,202.12	$ 623,324.38

* Estimated

** Price on December 1, 2007 as agreed

Lothian Oil
Closing stock 11/30/07

Property Name	Well Number	County	Property/ Well Num	Closing stock	W.I.	NRI	Net to Lothian
Amoco State #1		Eddy	3001-0000	155.40	100.00000	75.00000	116.55
	1		3001-0001				
Arco Federal #1 & #2		Eddy	3002-0000	147.00	100.00000	82.50000	121.28
	1		3002-0001				
	2		3002-0002				
Aurora State		Eddy	3003-0000	160.08	100.00000	75.00000	120.06
	1		3003-0001				
Aztec Federal		Eddy	3004-0000	56.84	100.00000	78.97000	44.89
	1		3004-0001				
	2		3004-0002				
	3		3004-0003				
	4		3004-0004				
B.D. State #1		Eddy	3005-0000	42.00	100.00000	85.00000	35.70
	1		3005-0001				
Barton "A" Federal		Eddy	3006-0000	181.00	100.00000	73.80000	133.58
	1		3006-0001				
Bedingfield Federal		Eddy	3007-0000	144.48	100.00000	66.00000	95.36
	1		3007-0001				
	2		3007-0002				
Big Circle Federal		Lea	3008-0000	177.48	100.00000	75.62500	134.22
	2		3008-0002				
	3		3008-0003				
Boling State		Eddy	3009-0000	165.59	100.00000	75.00000	124.19
	1		3009-0001				
	2		3009-0002				
Bondurant Fed Nos. 1 & 2		Lea	3010-0000	125.68	100.00000	73.00000	91.75
	1		3010-0001	60.90			0.00
	2		3010-0002				
Brainard Federal		Eddy	3011-0000	112.00	100.00000	70.00000	78.40
	7		3011-0007				
	8		3011-0008				
Brainard Federal No. 12		Eddy	3012-0000		100.00000	70.00000	0.00
	12		3012-0012				
C State Nos 2 & 4		Eddy	3013-0000	70.76	100.00000	75.00000	53.07
	1		3013-0001				
	3		3013-0003				
Cactus Federal		Lea	3014-0000	119.28	100.00000	74.00000	88.27
	2		3014-0002				
	3 disp.		3014-0003				
Camille State		Eddy	3015-0000	40.02	100.00000	70.00000	28.01

Lothian Oil
Closing stock 11/30/07

Property Name	Well Number	County	Property/ Well Num	Closing stock	W.I.	NRI	Net to Lothian
	1		3015-0001				
	2		3015-0002				
	3		3015-0003				
	4		3015-0004				
Cost A Plenty		Eddy	3016-0000	86.10	100.00000	73.00000	62.85
	2		3016-0002				
Creek Federal		Eddy	3017-000	224.28	100.00000	67.50000	151.39
	1		3017-0001				
	2		3017-0002				
Drewery		Eddy	3018-0000	99.96	100.00000	73.80000	73.77
	1		3018-0001				
	2		3018-0002				
	3		3018-0003				
East Red Lake Unit		Eddy	3019-0000	175.98	96.61260	73.07429	128.60
	1		3019-0001				
	1						
	1						
	1						
	2						
	2						
	2						
	2						
	3						
	4						
	4						
El Cheapo State		Eddy	3020-0000	154.56	100.00000	75.00000	115.92
	2		3020-0002				
	3		3020-0003				
Elk State #1 and #2		Eddy	3021-0000	100.80	100.00000	77.50000	78.12
	1		3021-0001				
	2		3021-0002				
Elliott 1 (1/3)		Eddy	3022-0000	26.88	74.60420	65.35000	17.57
	1		3022-0001				
Elliott 2 & 3 (2/3)		Eddy	3023-0000	53.76	74.60420	60.49746	32.52
	2		3023-0002				
	3		3023-0003				
English		Eddy	3024-0000	-	100.00000	73.80000	0.00
	1		3024-0001				
ETZ Federal		Eddy	3025-0000	119.28	100.00000	73.00000	87.07
	1		3025-0001				

Lothian Oil
Closing stock 11/30/07

Property Name	Well Number	County	Property/ Well Num	Closing stock	W.I.	NRI	Net to Lothian
Exxon State		Eddy	3026-0000		100.00000	74.00000	0.00
	1		3026-0001				
Featherstone Federal #1		Eddy	3027-0000	195.25	100.00000	73.80000	144.09
	1		3027-0001				
Federal		Eddy	3028-0000	154.56	100.00000	73.00000	112.83
	1		3028-0001				
	3		3028-0003				
	4		3028-0004				
Federal 19-1		Lea	3029-0000	124.43	1.00000	61.14001	76.08
	1		3029-0001				
Federal 21 No. 1		Chaves	3030-0000	156.00	70.00000	44.86963	70.00
	1		3030-0001				
Federal 28 Nos. 1 & 3		Chaves	3031-0000	90.48	100.00000	73.79996	66.77
	1		3031-0001				
	3		3031-0003				
Federal BN		Eddy	3032-0000	167.62	100.00000	73.00000	122.36
	1		3032-0001				
Federal D		Eddy	3033-0000	67.86	100.00000	73.12925	49.63
	1		3033-0001				
Fina State		Eddy	3034-0000	168.00	100.00000	81.25000	136.50
	1		3034-0001				
Gulf Fluss State		Eddy	3035-0000	65.83	100.00000	68.61875	45.17
	1		3035-0001				
	2		3035-0002				
	3		3035-0003				
Gulf State		Eddy	3036-0000	128.00	100.00000	82.03130	105.00
	1		3036-0001				
	2		3036-0002				
	3		3036-0003				
	4		3036-0004				
Hanson Federal		Eddy	3037-0000	126.44	100.00000	73.80000	93.31
	1		3037-0001				
Heard "A" & "B" Federal		Eddy	3038-0000	149.52	100.00000	75.65000	113.11
	1		3038-0001				
	2		3038-0002				
	3		3038-0003				
	4		3038-0004				
Hondo Federal		Eddy	3039-0000	35.38	100.00000	73.00000	25.83
	1		3039-0001				
Hudson State #1 & #2		Eddy	3040-0000	210.84	100.00000	81.00000	170.78

Lothian Oil
Closing stock 11/30/07

Property Name	Well Number	County	Property/ Well Num	Closing stock	W.I.	NRI	Net to Lothian
	1		3040-0001				
	2		3040-0002				
Humble State		Eddy	3042-0000	181.44	100.00000	81.25000	147.42
	1		3042-0001				
	2		3042-0002				
Jamaica State		Lea	3043-0000	255.36	56.41375	43.07104	109.99
	1		3043-0001				
James Federal		Eddy	3044-0000	32.48	100.00000	69.51500	22.58
	1		3044-0001				
	2		3044-0002				
	3		3044-0003				
Lowe State		Eddy	3045-0000	155.44	100.00000	80.50000	125.13
	1		3045-0001				
Lusk 22 Federal Nos 1 & 2		Eddy	3046-0000	126.00	100.00000	75.00000	94.50
	1		3046-0001				
	2		3046-0002				
Lusk Seven Rivers Unit		Lea	3047-0000	163.00	100.00000	74.60913	121.61
	1		3047-0001				
	2		3047-0002				
	3		3047-0003				
	4		3047-0004				
	5		3047-0005				
	7		3047-0007				
	8		3047-0008				
Magnolia State		Eddy	3048-0000	156.60	100.00000	85.00000	133.11
	2		3048-0002				
McKee-Wilson Federal		Eddy	3049-0000	133.14	100.00000	74.53950	99.24
	1		3049-0001				
	2		3049-0002				
Miller Federal		Lea	3050-0000	196.56	100.00000	75.00000	147.42
	1		3050-0001				
Minerals State		Lea	3051-0000	139.00	100.00000	74.00000	102.86
	1		3051-0001				
Mobil State #1		Eddy	3052-0000	199.00	100.00000	72.25000	143.78
	1		3052-0001				
Nunlee Federal		Eddy	3053-0000	120.00	100.00000	73.80000	88.56
	4		3053-0004				
	6		3053-0006				
	7		3053-0007	108.00		73.80000	79.70
	8		3053-0008				

Lothian Oil
Closing stock 11/30/07

Property Name	Well Number	County	Property/ Well Num	Closing stock	W.I.	NRI	Net to Lothian
Ohio-Jones Federal		Eddy	3055-0000	152.04	100.00000	73.72000	112.08
	1		3055-0001				
	2		3055-0002				
Old Loco Unit		Eddy	3056-0000	124.00	93.49240	70.43206	87.34
	2		3056-0002				
	3 inj.		3056-0003				
	4		3056-0004				
	5 inj.		3056-0005				
	7		3056-0007				
	8		3056-0008				
	9 inj.		3056-0009				
	10		3056-0010				
	11		3056-0011				
	12		3056-0012				
	15 inj.		3056-0015				
	16		3056-0016				
	17		3056-0017				
	18		3056-0018				
	19		3056-0019				
	20		3056-0020				
	21		3056-0021				
	22		3056-0022				
	23		3056-0023				
	24		3056-0024				
	25		3056-0025				
	27		3056-0027				
Parke Federal		Eddy	3057-0000	131.30	100.00000	73.80000	96.90
	1		3057-0001				
	2 inj.		3057-0002				
	4		3057-0004				
	5		3057-0005				
Perry Leonard		Eddy	3058-0000	123.90	100.00000	74.80000	92.68
	1		3058-0001				
	2		3058-0002				
	4		3058-0004				
	5		3058-0005				
Pure State		Lea	3059-0000	106.26	100.00000	74.00000	78.63
	1		3059-0001				
	2		3059-0002				
Read State		Eddy	3060-0000	19.14	50.00000	84.50000	16.17

Lothian Oil
Closing stock 11/30/07

Property Name	Well Number	County	Property/ Well Num	Closing stock	W.I.	NRI	Net to Lothian
	1		3060-0001				
Ronadero 9 USA		Eddy	3061-0000	240.24	82.37500	72.32703	173.76
	1		3061-0001				
Ronadero Federal 1-4		Eddy	3062-0000	294.00	80.00000	67.50000	198.45
	1		3062-0001				
	2		3062-0002				
	3		3062-0003				
	4		3062-0004				
Root Federal		Eddy	3063-0000	91.56	100.00000	70.00000	64.09
	3		3063-0003				
	4		3063-0004				
	5		3063-0005				
	6		3063-0006				
Signal Ross Federal		Lea	3064-0000	85.25	50.00000	48.75000	41.56
	1		3064-0001				
	3		3064-0003				
	4		3064-0004				
Sivley Federal		Eddy	3065-0000	217.93	100.00000	85.00000	185.24
	1		3065-0001				
South Lucky Lake Queen Unit		Chaves	3066-0000	167.00	87.04130	71.64001	119.64
	1		3066-0001				
	1						
	1						
	1						
	1						
	1						
	1						
	2						
	2						
	2						
	2						
	2						
	3						
	3						
	4						
Southern Union (Hackberry)		Eddy	3067-0000	-	100.00000	73.80000	0.00
	1		3067-0001				
	2Y		3067-002Y				
Southland State		Eddy	3068-0000	174.30	0.81000	60.75000	105.89
	2		3068-0002				

Lothian Oil
Closing stock 11/30/07

Property Name	Well Number	County	Property/ Well Num	Closing stock	W.I.	NRI	Net to Lothian
Square Lake 12 Unit		Eddy	3069-0000	171.87	100.00000	73.80000	126.84
	100 inj.		3070-0100				
	101		3070-0101				
	102 inj.		3070-0102				
	104		3070-0104				
	105 inj.		3070-0105				
	106		3070-0106				
	107		3070-0107				
	108		3070-0108				
	109		3070-0109				
	110 inj.		3070-0110				
	111		3070-0111				
	112		3070-0112				
	113 inj.		3070-0113				
	115 inj.		3070-0115				
	116		3070-0116				
	117 inj.		3070-0117				
	118		3070-0118				
State 175		Lea	3071-0000	26.10	100.00000	74.00000	19.31
	1		3071-0001				
State D #1		Eddy	3072-0000	117.00	85.00000	74.37500	87.02
	1		3072-0001				
Sun Federal		Eddy	3073-0000	63.42	100.00000	73.80000	46.80
	1		3073-0001				
	3		3073-0003				
Tenneco Federal #1		Eddy	3074-0000	92.00	93.15275	71.12500	65.44
	1		3074-0001				
Tennessee		Eddy	3075-0000	120.35	100.00000	73.80000	88.82
	2		3075-0002				
Texaco Federal		Lea	3076-0000	-	100.00000	73.80000	0.00
	2		3076-0002				
Turkey Track Unit Sec 3		Eddy	3077-0000	251.00	100.00000	75.00000	188.25
	3 inj.		3077-0003	-			
	7		3077-0007				
	9		3077-0009				
	10		3077-0010				
	11		3077-0011				
	13		3077-0013				
	14		3077-0014				
	15		3077-0015				

Lothian Oil
Closing stock 11/30/07

Property Name	Well Number	County	Property/ Well Num	Closing stock	W.I.	NRI	Net to Lothian
	16		3077-0016				
	17		3077-0017				
	18		3077-0018				
	19		3077-0019				
	20		3077-0020				
	21		3077-0021				
	22		3077-0022				
	25		3077-0025				
	26		3077-0026				
	29		3077-0029				
	30		3077-0030				
Unocal State		Lea	3078-0000	290.00	43.00000	35.76567	103.72
	1		3078-0001				
Vola		Eddy	3079-0000	156.24	100.00000	82.50000	128.90
	1		3079-0001				
	2		3079-0002				
	3		3079-0003				
Welch State #1		Eddy	3080-0000	74.00	100.00000	75.00000	55.50
	1		3080-0001				
Welch State #2		Eddy	3081-0000	89.88	100.00000	75.00000	67.41
	2		3081-0002				
Welch State #3		Eddy	3082-0000	-	100.00000	75.00000	0.00
	3		3082-0003				
Welch State #4		Eddy	3083-0000	158.34	100.00000	75.00000	118.76
	4		3083-0004				
Wilson State		Eddy	3084-000	212.52	81.00000	66.50000	141.33
	1		3084-0001				
WR Means #2 & 3		Chaves	3085-0000	-	100.00000	73.80000	0.00
	2		3085-0002				
	3		3085-0003				
Wright Federal		Eddy	3086-0000	228.00	100.00000	73.80000	168.26
	1		3086-0001	140.00		73.80000	103.32
	2 inj.		3086-0002				
	3		3086-0003				
	6		3086-0004				
Yates "A"		Lea	3087-0000	199.08	100.00000	75.00000	149.31
	1		3087-0001				
	2		3087-0002				
	3		3087-0003				
	4		3087-0004				

Lothian Oil
Closing stock 11/30/07

Property Name	Well Number	County	Property/ Well Num	Closing stock	W.I.	NRI	Net to Lothian	
	5		3087-0005					
	6		3087-0006					
	7		3087-0007					
Corbin Federal				127.00		73.8	93.73	
				11,050.06			**7,885.65**	0.71363
							$ 85.70	Dec 1 agreed price
							$675,800.21	Value @ 12-1-07

Tandem Energy
Webb Properties
Lease Operating Expenses

December Expenses Paid by Lothian Oil Texas I, Inc.				Amount	Comments
Field Labor	5,939.61	(e)	100.00%	$ 5,939.61	
Field Supervision	10,124.27	(e)	100.00%	10,124.27	
S&S Pumping Services - 11/15 to 12/15/07	27,000.00		50.00%	13,500.00	
S&S Pumping Services - 12/15 to 1/15/08	27,000.00		100.00%	27,000.00	
Central Valley Electric COOP - 11/15 to 11/30/07	12,000.00	(e)	-50.00%	(6,000.00)	(Buyer to pay in 1/08)
Eddins Walcher - fuel	2,000.00		100.00%	2,000.00	
Other	-		100.00%	-	
Net Reimbursement				$ 52,563.88	

(e) estimated

Tandem Energy
Webb Properties
Account Receivable Balance
October 31, 2007

Name	Total
ABO PETROLEUM	2,514.39
APACHE CORPORATION	236.34
ARTHUR W GLOVER	292.19
B N MUNCY JR	190.61
BERT JONES	53,686.84
BRYAN CAPPS	203.44
C E LARUE	61.45
C T HUTCHENS II	22.20
CARDINALS PLASTICS INC	769.77
CHARLES B READ	1,999.16
CHARLES WESLEY JOHNSON	700.88
CHARMAR, LLC	1,260.53
CHRISS ADDISON	186.01
DAVID J SORENSON	245.52
DEBRA BROWN	26.43
DONNA KAISER	(0.00)
DOUG ELLIS	1,508.95
DOYLE A DAVIS	(0.00)
DURHAM INCORPORATED	1,762.96
ELIZABETH J KENNEDY TRUSTEE	924.01
EVADEAN VIDAL RAMSEY	156.94
FANNIN ENERGY INC	7,693.45
FRANK L SCHATZ	348.48
G D & EVODEAN RAMSEY JR	512.75
GEORGE A GRAHAM JR	-
GEORGE WEBB	831.10
GERONIMO HOLDINGS CORP	168.24
HARVEY E. YATES COMPANY	263.16
HILLSIDE OIL & GAS LLS	5,556.30
J 2 ENERGY, INC.	716.84
JALAPENO CORPORATION	110.58
JAMES W SPARROW	-
JERRY COLEMAN	249.13
JIM NEWBY	525.69
JIM R WILLIAMS	364.88
KIRK AND PENNY FARIES	0.00
LARRY N ARNOLD	(1,787.12)
LAWRENCE PARKER	1,560.13
LEE LAND FARMS, TX PARTNERSHIP	(0.00)
M H ADA MARLOW	1,830.54
MARGARET HOLCOMB TRUST	1,348.38
MARI K. BAUMANN IRREEVOC TRUST	2,226.37
MILLARD S PEABODY JR	151.09
MORRIS E SCHERTZ	288.73
MYCO INDUSTRIES INC	4,961.52

NANCY MOWREY	120.01
NORMAN BARKER	1,612.41
NUEVO SEIS LP	2,556.90
PARKER WILSON JR	79.82
PAUL SLAYTON	166.87
PROSPECTOR, LLC	1,502.44
RICHARD D DEETS	28.47
RIO GRANDE ENERGY INC.	422.37
ROBERT BOANS	-
ROBERT E FERGUSON	76.94
ROBERT H HANNIFIN	1,459.83
ROLAND MCLEAN	5,680.94
SHAMROCK MINERALS CORP	1,736.03
SHANE HARVEY	(76.14)
SHIRLEY LOOP	219.00
TRUCK TOWN	-
VON W BURBA	251.97
WILLIAM BLANTON BLAKEMORE JR	(243.74)
WILLIAM TO BOWEN	447.80
WILLIS H BROWN III	185.10
WILMA J PRATER	95.80
WOVERLY BRYCE DUGGAR	151.57
XOG OPERATING LLC	(37.16)
YATES DRILLING COMPANY	3,854.24
YATES ENERGY CORPORATION	100.78
Grand Total	**115,061.11**